UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

MANNING & NAPIER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35355	45-2609100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Woodcliff Drive, Fairport, New York 14450

(Address of principal executive offices, including zip code)

(585) 325-6880

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Manning & Napier, Inc. (the “Company”) announced previously that it had entered into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2022, by and among Callodine Midco, Inc., a Delaware corporation (“Parent”), Callodine Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Corp Merger Sub”), Callodine Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Corp Merger Sub, the Company, and Manning & Napier Group, LLC, a Delaware limited liability company, pursuant to which, among the other things, Corp Merger Sub will be merged with and into the Company (the “Corp Merger”), with the Company as the surviving corporation in the Corp Merger.

On September 28, 2022, the Company delivered to Parent a confirmatory notice that the Company thereby extends the Termination Date (as defined in the Merger Agreement) to December 1, 2022 (the “Notice of Outside Date Extension”), in accordance with Section 7.1(b)(i) of the Merger Agreement. The Corp Merger remains subject to regulatory clearance by the New Hampshire Banking Department and the Financial Industry Regulatory Authority, and the satisfaction or waiver of other customary closing conditions. The parties currently expect to close the transaction in October 2022.

A copy of the Notice of Outside Date Extension is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. On September 28, 2022, the Company issued a press release announcing the delivery of the Notice of Outside Date Extension. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice of Outside Date Extension, dated September 28, 2022

99.2	Press release, dated September 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNING & NAPIER, INC.

By:	/s/ Sarah C. Turner
Name:	Sarah C. Turner
Title:	Corporate Secretary

Date: September 28, 2022